Segmental reporting	12 Months Ended
Oct. 31, 2020
Segmental reporting [Abstract]
Segmental reporting
1 Segmental reporting
In accordance with IFRS 8 “Operating Segments”, the Group has derived the information for its segmental reporting using the information used by the Chief Operating Decision Maker for the purposes of resource allocation and assessment of segment performance. The Chief Operating Decision Maker (“CODM”) is defined as the Operating Committee.

On July 2, 2018, the Group announced the proposed sale of SUSE, one of the Group’s two historical operating segments, approved by the shareholders on August 21, 2018. As a result, for management purposes, following the agreement to dispose of the SUSE business, which is presented as a discontinued operation, the Group is organized into a single reporting segment comprising the Micro Focus Product Portfolio. Consistent with this the Chief Executive Officer of SUSE, Nils Brauckmann, stepped down from the Board on July 11, 2018 to concentrate on the sale. As such, the CODM from July 11, 2018 consisted of the Executive Chairman, the Chief Executive Officer and the Chief Financial Officer.

For the 12 months to October 31, 2019, the CODM consisted of the Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Vice President Strategy and Planning and the Chief HR Officer. With the disposal of the SUSE business completed, the Group is organized into a single reporting segment.

For the 12 months ended October 31, 2020, the Operating Committee consisted of the Chief Executive Officer, the Chief Financial Officer, Chief Operating Officer, Chief HR Officer and Vice President Business Operations and the Chief Legal Officer. The Group is organised into a single reporting segment.

The Group’s segment under IFRS 8 is:

Micro Focus Product Portfolio – The Micro Focus Product Portfolio segment contains mature infrastructure software products that are managed on a portfolio basis akin to a “fund of funds” investment portfolio. This portfolio is managed with a single product group that makes and maintains the software, whilst the software is sold and supported through a geographic Go-to-Market organization. The products within the existing Micro Focus Product Portfolio are grouped together into five sub-portfolios based on industrial logic and management of the Micro Focus sub-portfolios: Application Modernization & Connectivity, Application Delivery Management, IT Operations Management, Security and Information Management & Governance.

The segmental reporting is consistent with that used in internal management reporting and the profit measure used by the Operating Committee is Adjusted EBITDA.

		12 months ended October 31, 2020	12 months ended October 31, 2019	18 months ended October 31, 2018
	Note	$m	$m	$m
Reconciliation to Adjusted EBITDA:
(Loss)/profit before tax		(2,940.4)	(34.1)	34.1
Finance costs	6	281.6	282.4	350.4
Finance income	6	(2.6)	(26.6)	(7.7)
Depreciation of property, plant and equipment	12	42.0	66.5	88.6
Right-of-use asset depreciation		76.9	-	-
Amortization of intangible assets	11	674.1	716.5	903.1
Exceptional items (reported in Operating (loss)/profit)	4	3,011.6	294.2	538.2
Share-based compensation charge	29	17.0	68.8	64.3
Product development intangible costs capitalized	11	(16.2)	(16.5)	(44.4)
Foreign exchange credit	3	29.7	11.3	(37.4)
Adjusted EBITDA		1,173.7	1,362.5	1,889.2

For the reportable segment, the total assets were $11,146.8 million (2019: $14,294.8 million) and the total liabilities were $7,931.7 million (2019: $8,018.5 million) as at October 31, 2020. No measure of total assets and total liabilities has been reported for the 18 months ended October 31, 2018 as these were not regularly provided to the CODM.